SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): February 23, 2001
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                              STARBASE CORPORATION
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             (Exact name of registrant as specified in its charter)


             Delaware                      0-25612                33-0567363
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 (State or other jurisdiction           (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)


       4 Hutton Centre Drive, Suite 800, Santa Ana, California 92707-8713
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (714) 445-4400
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                                 Not Applicable
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           Former name or former address, if changed since last report



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 23, 2001, the Registrant completed the acquisition of all of the outstanding capital stock of Technology Builders, Inc., a Georgia corporation ("TBI"). A copy of a press release, dated February 16, 2001, announcing the entering into of the Merger Agreement (as defined below) is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

         Pursuant to an Agreement and Plan of Merger, dated as of February 16, 2001 (the "Merger Agreement"), by and among the Registrant, TBI Acquisition Corp., a Georgia corporation and a wholly-owned subsidiary of the Registrant ("Merger Subsidiary"), TBI and Nicholas Kavadellas, a shareholder of TBI (the "Principal Shareholder"), Merger Subsidiary was merged with and into TBI (the "Merger"). As a result of the Merger, TBI became a wholly-owned subsidiary of the Registrant.

         At the effective time of the Merger (the "Effective Time"), (i) each share of TBI common stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.361580 of a share of common stock of the Registrant, with cash to be delivered to each holder of TBI common stock in lieu of fractional shares of common stock of the Registrant (after aggregating all fractional shares of the Registrant's common stock to be received by such holder), and (ii) each option to purchase shares of TBI common stock then outstanding was assumed by the Registrant and converted into an option to acquire such number of shares of common stock of the Registrant as was then equal to the number of shares of TBI common stock subject to such option multiplied by 0.361580, rounded down to the nearest whole number.

         At the Effective Time, there were 29,053,852 shares of TBI common stock issued and outstanding, and 3,376,000 shares of TBI common stock were underlying outstanding TBI stock options. The aggregate number of shares of common stock of the Registrant issued in the Merger was 10,505,280 (referred to herein as the "Merger Shares"), and 1,220,695 shares of common stock of the Registrant were reserved for issuance upon the exercise of stock options.

         Pursuant to an Escrow Agreement, dated as of February 23, 2001, by and among the Registrant, the Principal Shareholder, David C. Wetmore, as representative of the shareholders of TBI, and Greater Bay Trust Company, as escrow agent (the "Escrow Agreement"), 1,050,528 of the Merger Shares (the "Escrow Shares") were placed into escrow for a period of fourteen months from the Effective Time to secure certain indemnification obligations of TBI to the Registrant under the Merger Agreement. The Escrow Shares will be released from escrow only in accordance with the terms and conditions set forth in the Escrow Agreement.

         In addition, 66,256 shares of common stock of the Registrant to be issued to the Principal Shareholder in the Merger (the "Employment Escrow Shares") were placed into escrow for a period of one year from the Effective Time as collateral for certain obligations of the Principal Shareholder during the Principal Shareholder's one-year employment term with the Registrant.

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         The consideration paid by the Registrant in the Merger was determined by arm's-length negotiations.

         In connection with the Merger, the Registrant entered into a Registration Rights Agreement with the former shareholders of TBI (the "Registration Rights Agreement") pursuant to which, among other things, the Registrant agreed to use its reasonable best efforts to file with the Securities and Exchange Commission, on or before 120 days from the Effective Time, a registration statement on Form S-3 (or, if the Registrant is not then eligible to use Form S-3, on another appropriate form in accordance with the provisions of the Registration Rights Agreement) for the resale of the Merger Shares ("Registrable Securities") on a continuing basis for the Effectiveness Period (as defined in the Registration Rights Agreement). The Registrant also granted to the former shareholders of TBI certain "piggyback" registration rights with respect to underwritten public offerings to be made by the Registrant during such period. Under the Registration Rights Agreement, significant holders of Registrable Securities may not sell or otherwise transfer their Registrable Securities (the "Lock-Up") over an 18-month period commencing at the Effective Time (the "Lock-Up Period"). The Registrable Securities are to be released from the Lock-Up in 18 equal monthly installments over the Lock-Up Period.

         The descriptions of the Merger Agreement and Registration Rights Agreement above are qualified in their entirety by reference to the Merger Agreement and the Registration Rights Agreement, forms of which are attached to this current report on Form 8-K as Exhibits 2.1 and 2.2 and are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of the Business Acquired.
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         Audited financial statements relating to the acquisition will be filed by amendment within 60 days of the date this Report was required to be filed.

         (b)      Pro Forma Financial Information and Exhibits.
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                  Pro Forma financial information relating to the acquisition will be filed by amendment within 60 days of the date this report was required to be filed.

         (c)      Exhibits
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   Exhibit
     No.                              Description
     ---                              -----------

     2.1 Agreement and Plan of Merger, dated as of February 16, 2001, by and among the Registrant, Merger Subsidiary, TBI and the Principal Shareholder.

     2.2 Form of Registration Rights Agreement, dated as of February 23, 2001, as amended, among the Registrant and the former shareholders of TBI.

    99.1    Press release of the Registrant, dated February 16, 2001.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 8, 2001
                                     STARBASE CORPORATION


                                     By:/s/ Douglas S. Norman
                                        -----------------------------------
                                        Douglas S. Norman
                                        Chief Financial Officer

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                                  EXHIBIT INDEX

   Exhibit
     No.                              Description
     ---                              -----------

     2.1 Agreement and Plan of Merger, dated as of February 16, 2001, by and among the Registrant, Merger Subsidiary, TBI and the Principal Shareholder.

     2.2 Form of Registration Rights Agreement, dated as of February 23, 2001, as amended, among the Registrant and the former shareholders of TBI.

    99.1    Press release of the Registrant, dated February 16, 2001.

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